[TERRA LOGO]                                               Terra Industries Inc.
                                                               600 Fourth Street
                                  ------------                     P.O. Box 6000
                                  EXHIBIT 99.1         Sioux City, IA 51102-6000
                                  ------------         Telephone: (712) 277-1340
                                                        Telefax:  (712) 277-7383
                                                         www.terraindustries.com
================================================================================
                                      NEWS
================================================================================
For immediate release                                    Contact: Mark Rosenbury
                                                                  (712) 279-8756

                 TERRA INDUSTRIES REPORTS FIRST QUARTER RESULTS

Sioux City, Iowa (April 29, 2004)--Terra Industries Inc. (NYSE symbol: TRA) announced today net income for the first quarter ended March 31, 2004, of $18.2 million, or $.23 a share, on revenues of $361 million. This compares with the 2003 first quarter net loss of $14.3 million, or $.19 per share, on revenues of $280 million. The 2004 net income includes $10.4 million, or $.13 per share, for $15.5 million recovery of product claim costs related to carbon dioxide produced in 1998 by Terra's Severnside, England facility. The balance of the improvement was due to higher nitrogen products selling prices and sales volumes, partially offset by higher natural gas costs.

The Nitrogen Products business segment recorded revenues of $317.6 million and an operating income, without recovery of product claim costs, of $33.9 million, compared with revenues of $228.5 million and an operating loss of $13.6 million for the 2003 first quarter. The $47.5 million earnings increase is due to higher selling prices and sales volumes, partially offset by higher natural gas costs. Ammonia, nitrogen solutions, ammonium nitrate and urea selling prices for the 2004 first quarter were 29, 31, 49 and 20 percent higher, respectively, than 2003 first quarter prices. The 2004 sales volume increase reflects lower first quarter 2003 North American ammonia production in response to a sharp natural gas price spike in February 2003. First quarter 2004 natural gas unit costs, net of $3.5 million of cost reductions realized from forward purchase contracts, were 7 percent higher than in the 2003 first quarter.

The Methanol business segment reported revenues of $42.9 million and an operating loss of $2.0 million compared with revenues of $51.1 million and operating income of $1.6 million in the 2003 first quarter. The profit decrease was due to lower selling prices and sales volumes, partially offset by lower natural gas costs. Average methanol selling prices decreased 14 percent, and natural gas unit costs, net of $0.7 million of cost reductions realized on forward purchase contracts, decreased 3 percent.

Terra's forward purchase contracts at March 31, 2004, fixed prices for 21 percent of its next 12 months' natural gas needs at about $3.8 million below the published forward market prices at that date.

Michael L. Bennett, Terra's President and CEO, said, "We are pleased with our first quarter results. Demand in our nitrogen markets remained strong and our plants ran fairly well. Our total merchant nitrogen production exceeded last year's first quarter production by about 12 percent, about the same increase as we realized in sales volumes.

"Nitrogen demand thus far in the second quarter has also been good, bolstered by strong grain prices," Bennett continued. "However, continuing high natural gas costs make it difficult to predict Terra's 2004 second half results."

Terra management will conduct a conference call to discuss these first quarter results on April 29, 2004, beginning at 3:00 ET. A live webcast of the conference call will be available from Terra's web site at www.terraindustries.com, and will be archived for playback through July 31, 2004.

Terra Industries Inc., with 2003 revenues of $1.4 billion, is a leading international producer of nitrogen products.

Information contained in this release, other than historical information, may be considered forward-looking. Forward-looking information reflects management's current views of future events and financial performance that involve a number of risks and uncertainties. The factors that could cause actual results to differ materially include, but are not limited to, the following: changes in financial markets, general economic conditions within the agricultural industry, competitive factors and price changes (principally nitrogen fertilizer selling prices and natural gas costs), changes in product mix, changes in the seasonality of demand patterns, changes in weather conditions, changes in governmental regulations and other risks described in the "Factors That Affect Operating Performance" section of Terra's current annual report.

                                      # # #

Note: Terra Industries' news announcements are also available on its web site, www.terraindustries.com.


                                                         TERRA INDUSTRIES INC.
                                                   SUMMARIZED RESULTS OF OPERATIONS
                                                              (unaudited)



                                                                               Three Months Ended
                                                                                    March 31,
                                                                      -------------------------------------
(in thousands except per-unit amounts)                                   2004                      2003
                                                                      ----------                -----------

REVENUES
     Nitrogen products                                                $  317,557                $  228,541
     Methanol                                                             42,904                    51,114
     Other, net of intercompany eliminations                                 568                       488
                                                                      ----------                -----------
                                                                      $  361,029                $  280,143
                                                                      ==========                ===========

OPERATING INCOME (LOSS)
     Nitrogen products                                                $   33,904                $  (13,558)
     Methanol                                                             (2,046)                    1,633
     Recovery of product claim costs                                      15,514                        --
     Other expense--net                                                   (1,785)                   (1,333)
                                                                      ----------                -----------
Income (loss) from operations                                             45,587                   (13,258)
Interest income                                                              377                       189
Interest expense                                                         (13,501)                  (12,552)
Minority interest                                                         (2,933)                    1,718
Income tax (provision) benefit                                           (11,300)                    9,561
                                                                      ----------                -----------
Net income (loss)                                                     $   18,230                $  (14,342)
                                                                      ==========                ===========

DILUTED INCOME (LOSS) PER SHARE                                       $     0.23                $    (0.19)

BASIC AND DILUTED WEIGHTED AVERAGE SHARES OUTSTANDING
  Basic                                                                   75,814                    75,624
  Diluted                                                                 77,776                    75,624




Because of the seasonal nature and effects of weather-related conditions in several of Terra's marketing areas, results of operations for any single reporting period should not be considered indicative of results for a full year.

                                                         TERRA INDUSTRIES INC.
                                                     SUMMARIZED FINANCIAL POSITION
                                                            (in thousands)
                                                              (unaudited)



                                                                              March 31,
                                                          -------------------------------------------
                                                               2004                           2003
                                                          -------------                 -------------

ASSETS
Cash and short-term investments                           $     160,092                 $      14,958
Accounts receivable                                             106,088                       102,176
Inventories                                                     113,986                       128,963
Other current assets                                             36,656                        40,977
                                                          -------------                 -------------
     Total current assets                                       416,822                       287,074
Property, plant and equipment, net                              697,741                       778,161
Deferred plant turnaround costs                                  22,425                        23,919
Other assets                                                     32,596                        32,774
                                                          -------------                 -------------
     Total assets                                         $   1,169,584                 $   1,121,928
                                                          =============                 =============

LIABILITIES AND STOCKHOLDERS' EQUITY
Debt due within one year                                  $         154                 $         147
Customer prepayments                                             80,780                        40,252
Accrued and other liabilities                                   162,238                       188,070
                                                          -------------                 -------------
     Total current liabilities                                  243,172                       228,469
                                                          -------------                 -------------

Long-term debt                                                  402,164                       400,319
Deferred income taxes                                            28,736                        54,348
Other liabilities                                               113,897                       108,922
Minority interest                                                90,842                        95,961
                                                          -------------                 -------------
     Total liabilities and minority interest                    878,811                       888,019

Stockholders' Equity                                            290,773                       233,909
                                                          -------------                 -------------
Total liabilities and stockholders' equity                $   1,169,584                 $   1,121,928
                                                          =============                 =============

                                                         TERRA INDUSTRIES INC.
                                                         SUMMARIZED CASH FLOWS
                                                            (in thousands)
                                                              (unaudited)



                                                                        Three Months Ended
                                                                             March 31,
                                                                 ---------------------------------
                                                                     2004                  2003
                                                                 ----------            -----------

Income (loss) from operations                                    $   18,230            $  (14,342)
Non-cash charges and credits:
     Depreciation and amortization                                   25,578                27,617
     Deferred income taxes                                           11,323               (11,843)
     Minority interest in earnings (loss)                             2,933                (1,718)
     Recovery of product claim costs                                (12,874)                   --
Change in current assets and liabilities                             30,618               (26,115)
                                                                 ----------            -----------
     Net cash flows from operating activities                        75,808               (26,401)
Purchase of property, plant and equipment                            (1,075)               (3,578)
Plant turnaround costs                                                 (150)              (12,318)
Distributions to minority interests                                  (1,153)               (1,153)
Other                                                                  (672)                  (71)
                                                                 ----------            -----------
Increase (decrease) in cash and short-term investments               72,758               (43,521)
Cash and short-term investments at beginning of period               87,334                58,479
                                                                 ----------            -----------
Cash and short-term investments at end of period                 $  160,092            $   14,958
                                                                 ==========            ===========

                              TERRA INDUSTRIES INC.
                             SUMMARIZED INFORMATION
                                 (in thousands)


                                                         Three Months Ended
                                                              March 31,
                                                   -----------------------------
                                                        2004             2003
                                                   -----------       -----------

OTHER FINANCIAL DATA
     Cost of sales                                 $   323,647       $   284,074
       (includes depreciation and amortization)
     Selling, general & administrative expense           7,309             9,327
       (includes depreciation and amortization)

VOLUMES AND PRICES

                                                                       Three months ended March 31,
                                                        ----------------------------------------------------------
                                                                   2004                           2003
                                                        --------------------------         -----------------------
                                                         Sales           Average            Sales        Average
                                                        Volumes        Unit Price(1)       Volumes     Unit Price(1)
                                                        -------        ----------          -------     -----------
Ammonia (tons)                                             310           $   270              277        $  210
Nitrogen solutions (tons)                                  877               113              756            86
Urea (tons)                                                157               188              152           157
Ammonium nitrate (tons)                                    247               188              248           126
Methanol (gallons)                                      63,906              0.65           67,505          0.76

NATURAL GAS COSTS(2)
North America                                                       $5.37                         $5.36
United Kingdom                                                      $4.74                         $3.47


(1)      After deducting outbound freight costs
(2)      Per MMBtu. Includes all transportation and other logistical costs and any gains or losses on financial derivatives related to natural gas purchases.


Because of the seasonal nature and effects of weather-related conditions in several of its marketing areas, results of operations for any single reporting period should not be considered indicative of results for a full year.